UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-03235

                          FMI Common Stock Fund, Inc.
                          ---------------------------

               (Exact name of registrant as specified in charter)

                     100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                     100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------

                    (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2005

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                                                October 17, 2005

Dear Fellow Shareholders:

  The FMI Common Stock Fund's advance was slightly ahead of the Russell 2000's increase of approximately 4.69% for the September quarter. For the nine months ended September 30, 2005, the Fund's 5.69% return exceeded the Russell 2000 by about 2.31%. Sectors aiding performance included producer manufacturing, commercial services and distribution services. The takeover of York International Corp. at a 35% premium by Johnson Controls was the marquee event of the quarter. MPS Group, Inc. also reported another solid quarter and the stock advanced significantly in the September period. Arrow Electronics, Inc. continued to post good results in a subdued semiconductor market, and that stock also excelled in the quarter. Werner Enterprises, Inc., The BISYS Group, Inc. and Paxar Corp. detracted from results. Werner declined on fears of an economic slowdown. BISYS announced the divestiture of their information services division at an attractive price, but it resulted in some near-term earnings dilution. Paxar reported a difficult second quarter as the apparel sector slowed. In all three of these situations, we remain optimistic about the long-term prospects.

  The stock market performance was remarkable in view of extremely high gasoline and energy costs, inflation, natural disasters, another rate hike and a significant loss of consumer confidence. In fact, the stocks generally considered to be the most aggressive-that is, those with the highest betas-outperformed those with the lowest betas. Analyzing the Russell 2000 constituents' betas by quintiles shows the highest betas returning 9.9% (unweighted) in the quarter compared to the lowest quintile's return of 0.3%.
On the margin, this data seems to suggest that investors are feeling more confident about the future. Anecdotally, it also appears that so-called growth funds outperformed value funds in the quarter. If the market continues to move toward more aggressive stocks, or those that are popularly perceived as growth stocks, then we are likely to underperform. We find the companies that are growing sales or earnings rapidly to be extraordinarily expensive today.

  We remain somewhat cautious on the outlook for returns in the foreseeable future, primarily due to valuations, which remain high by historical standards. Most valuations for the market are in the upper third of their long-term averages. As you can see from the table below, your Fund trades at a significant discount to the market. All figures are weighted averages as of September 30, 2005.

                               P/E YEAR 1  PRICE/SALES   EV/EBITDA   PRICE/BOOK
                               ----------  -----------   ---------   ----------
FMI COMMON STOCK FUND, INC.       17.4         1.1          8.4         2.4
RUSSELL 2000 INDEX                32.8         3.5         15.2         4.3

  Below we highlight a couple of new investments in the Fund, PETCO Animal Supplies, Inc. and ScanSource, Inc., as well as an update on Global Imaging Systems, Inc.

                          PETCO ANIMAL SUPPLIES, INC.

DESCRIPTION
-----------

  PETCO operates 716 specialty pet supply stores in 47 states. PETCO stores average between 12-15,000 square feet and are typically found in suburban shopping areas. The company competes through a high-low marketing strategy offering a variety of supplies and small animals.

GOOD BUSINESS
-------------

     o Approximately 50% of PETCO's sales could reasonably be classified as recurring consumables. The company is projecting that higher-margined recurring services such as grooming will grow 20% annually to 10% of total sales. This will serve to increase margins and traffic.

     o PETCO's business is highly defendable with 75% of sales attributable to the company's "PALS" (PETCO Animal Lovers Save) loyalty program, ensuring repeat visits and increased competitive barriers.

     o Industry leaders PETCO and PETsMART control less than 20% of the industry, resulting in the opportunity to take share from smaller independents. PETCO's business is also highly specialized with 90% of sales coming from products that are not available in the mass merchant channel.

     o PETCO's business should be durable given that pet care is one of the most economically insensitive subsections of retail.

     o Return on investment capital (ROIC) has averaged 31% over the past four years. On an operating lease adjusted basis this figure is 11%. The company targets new stores to have a five-year ROIC of more than 20%, which has historically been accomplished with profitability by the end of year one.

     o Inventory turns have improved in each of the past five years, finishing 2004 at 7.9 times, having improved from 6.2 in 1999. This has occurred despite an ongoing mix shift away from food. The company's net trade cycle has improved 6 days over this time period, falling to 27 days in 2004.

     o Since re-emerging as a public company in 2002 PETCO has paid down significant debt, finishing 2004 at 1.2 times debt-to-EBITDA (earnings before interest, taxes, depreciation and amortization).

VALUATION
---------

     o The 15.7 price-to-earnings (P/E) ratio on fiscal (January) earnings is near the all time low of 14 since PETCO's re-emergence as a public company in February 2002. Over this time the P/E multiple has averaged
        22.6 and ranged from a low of 14 to a high of 30.

     o On an enterprise value to sales (EV/Sales) basis PETCO currently trades at 0.74, 38% below the company's historical average of 1.2, in a range of 0.8 to 1.6.

MANAGEMENT
----------

     o As a group, management and directors own roughly 6% of the shares outstanding. The majority of the share ownership, roughly 5.2%, resides with upper management.

     o James M. Myers, 47, became the company's new Chief Executive Officer in March of 2004. Myers has been with PETCO since May of 1990.

     o Rodney Carter, 47, is a Senior Vice President and the company's Chief Financial Officer. Carter is the newest member of PETCO's management, having joined the company in March of 2004. From 2000 to 2003, Carter was Executive Vice President and Chief Financial Officer of CEC Entertainment, a very successful company.

INVESTMENT THESIS
-----------------

  PETCO has endured a perfect storm over the past several months as its stock has declined by nearly 50%. Problems initially arose when management discovered a distribution center accounting issue, which delayed their SEC filings. Subsequently the company was impacted by a more difficult consumer spending environment, primarily related to higher gasoline and energy prices.
Competition has also been more intense, putting pressure on prices. We feel that the company is taking the right approach for the long haul by investing in store remerchandising, remodels, two new distribution centers, and a new advertising campaign. These efforts are pinching short-term earnings. Over time the company will benefit from these investments and the decline in energy costs. The valuation is attractive for investors with a long-term time horizon.

                                SCANSOURCE, INC.

DESCRIPTION
-----------

  ScanSource is a leading value-added distributor of "specialty technology" products in North America, including automatic identification and collection equipment (bar coding, scanning, mobile computing), point of sale terminals and receipt printers, and telephony products (telephones, private branch exchanges, voice mail systems and computer telephony integration). The company sells approximately 29,000 products from 80+ vendors to 15,000 value-added resellers. Key vendors include Symbol Technologies, Zebra Technologies, Intermec, Avaya and IBM.

GOOD BUSINESS
-------------

     o As a distributor of technology products, ScanSource has a higher degree of predictability and a lower degree of risk than inventors of technology.

     o ScanSource has over 15,000 reseller customers and strong relationships with its 80+ vendors. No customer is greater than 6% of overall revenues.

     o ScanSource consistently generates a return on capital in the low teens, which is greater than its cost of capital and exceeds most technology enterprises.

     o We anticipate that the company will continue to grow at a better than average rate. Over the past five years, sales, earnings per share
        (EPS) and cash flow have grown over 20% per annum.

     o The balance sheet is modestly levered with a debt-to-total capital ratio under 25%.

     o  The business requires very little capital to maintain and grow.

VALUATION
---------

     o The share price has depreciated greater than 20% in 2005. This decrease puts the P/E ratio near the low-end of its 10-year average range of 15-28.

     o The shares trade at less than 0.5 times revenues, which is near the low-end of its 10-year average range of 0.45-0.90.

     o The company trades at a discount to the major indices, despite better growth prospects and a higher return on capital.

MANAGEMENT
----------

     o The Chairman is Steven Owings, 51, who founded the company in 1992. He has vast experience in technology distribution, including Gates.

     o Michael Baur, 47, is President and Chief Executive Officer. Mr. Baur also held management positions at Gates Corp.

     o Richard Cleys, 53, has been ScanSource's Chief Financial Officer since November 2002.

INVESTMENT THESIS
-----------------

  ScanSource is the largest distributor in the markets it serves. From its infancy the company has focused on specialty niches of technology that are too small for large wholesale computer distributors, but which likewise require knowledge and expertise in complex products and systems. The markets that ScanSource serves are growing at better-than-average rates while also benefiting from a move from direct distribution to indirect. ScanSource should continue to be a solid grower, with strong profitability. The modest valuation creates a very attractive reward versus risk scenario.

                          GLOBAL IMAGING SYSTEMS, INC.

DESCRIPTION
-----------

  Global Imaging is a leading provider and system integrator of office technology solutions, including digital and analog copiers, network integration, electronic presentation systems and related products and services. The company is the most profitable operator among public competitors. Its strategy has been to grow in a controlled fashion by concentrating on the profitable middle market customer segment and by making disciplined "bolt-on" acquisitions.

GOOD BUSINESS
-------------

     o Global Imaging provides an important product and service to a large, diverse group of customers, with an emphasis on the middle market.

     o Approximately 40% of total revenues are recurring in nature. This recurring business includes service contracts, aftermarket inks, toners, parts and maintenance agreements.

     o Global's selling, general and administrative expense (SG&A) cost structure is at least 400 basis points lower than the competition and the company generates operating margins greater than 10%.

     o  Return on invested capital exceeds 11%.

     o  The balance sheet is appropriately levered.

VALUATION
---------

     o At 14.0 and 12.8 times 2006 and 2007 (March) estimates, respectively, Global Imaging is trading at an attractive valuation, both on an absolute and relative basis.

     o The shares trade at a substantial discount to the Russell 2000, despite better-than-average fundamental and financial characteristics.

     o Recent transactions in the industry have been at premiums to Global's current valuation. Imigistics was recently acquired for approximately
        9.5 times EBITDA and 20 times EPS.

MANAGEMENT
----------

  Tom Johnson, President and Chief Executive Officer, founded Global Imaging through a partnership with a buyout firm in 1994. Before Global Imaging, Johnson spent a number of years as Danka Business Systems' Chief Operating Officer (prior to that company going public) and at Alco Standard (now called
IKON). He is a graduate of Harvard Business School and owns approximately 2% of the common stock. His tenure in this industry is over 25 years and includes operating, managing and acquiring office equipment dealers.

INVESTMENT THESIS
-----------------

  Global Imaging is a well-managed, highly profitable office equipment company that should produce better-than-average growth with a reasonable amount of predictability. The company has a very good track record and should augment internal growth with disciplined acquisitions. The valuation is reasonable and should expand as the market recognizes the strength of this franchise.

  As of October 27, 2005, our Board of Directors declared a distribution from net short-term capital gains of $0.56803 per share, which will be treated as ordinary income, and $1.71328 per share from net long-term capital gains, payable October 28, 2005, to shareholders of record on October 26, 2005.

  Thank you for your confidence in FMI Common Stock Fund, Inc.

  Sincerely,

  /s/Ted D. Kellner         /s/Donald S. Wilson         /s/Patrick J. English

  Ted D. Kellner, CFA       Donald S. Wilson, CFA       Patrick J. English, CFA
  President and             Vice President              Vice President and
  Portfolio Manager                                     Portfolio Manager

Opinions expressed are those of Fiduciary Management, Inc. and are subject to change, are not guaranteed, and should not be considered investment advice. 10/05

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Common Stock Fund, Inc.
COST DISCUSSION

                   INDUSTRY SECTORS AS OF SEPTEMBER 30, 2005

                 Process Industries                       17.0
                 Commercial Services                      15.5
                 Distribution Services                    10.1
                 Finance                                   8.8
                 Producer Manufacturing                    6.6
                 Electronic Technology                     5.8
                 Consumer Non-Durables                     5.1
                 Retail Trade                              5.0
                 Transportation                            4.9
                 Technology Services                       4.5
                 Health Technology                         4.2
                 Consumer Durables                         2.9
                 Industrial Services                       2.9
                 Energy Minerals                           2.4
                 Consumer Services                         1.5
                 Utilities                                 0.9
                 Cash & Cash Equivalents                   1.9

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Common Stock Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September 30, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning           Ending            Expenses Paid
                                              Account            Account         During Period*<F1>
                                           Value 4/01/05      Value 9/30/05       4/01/05-9/30/05
                                           -------------      -------------      ------------------
FMI Common Stock Fund Actual                 $1,000.00          $1,057.30              $6.34
Hypothetical (5% return before expenses)     $1,000.00          $1,018.90              $6.23

*<F1> Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2005 and September 30, 2005).

FMI Common Stock Fund, Inc.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2005, the FMI Common Stock Fund had a total return of 16.11%. Health care, producer manufacturing and distribution drove the performance of the Fund. Specifically, takeovers of Accredo Health, Inc., Renal Care Group and York International Corp. added significantly to the results. Process industries, commercial services and technology services sectors hurt performance. Individual stocks contributing negatively included Valspar Corp., The BISYS Group, Inc. and G&K Services, Inc. The Russell 2000 gained 17.95% in the fiscal year ending September 30, 2005. The Russell 2000 was driven by the energy, producer manufacturing, and health services sectors. Energy was particularly strong during the period. Within the Russell 2000, financial stocks failed to keep pace with the returns of the overall index, but remain overvalued in the manager's opinion. Financial stocks constitute a record high 22% of the index. In the final fiscal quarter, higher beta stocks significantly outperformed lower beta stocks. Beta is one measure of risk and higher beta stocks are considered to be more risky than lower beta stocks. Similarly, so-called growth funds outperformed value funds in the final quarter of the fiscal year. To the extent the sentiment is favorable toward higher beta stocks and growth funds, it would be unfavorable for the Fund. The Fund's fundamental valuation characteristics, as measured by price-to-earnings, price-to-book and price-to-sales ratios, respectively, remain at a discount to the Russell 2000. Historically, lower valuation portfolios have outperformed higher valuation portfolios over long-term (3-5 years) investment periods. Future results, however, may differ from historical ones.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            FMI COMMON STOCK FUND AND THE RUSSELL 2000 INDEX(1)<F2>

        Date             FMI Common Stock Fund           Russell 2000 Index
        ----             ---------------------           ------------------
      9/30/95                   $10,000                       $10,000
      9/30/96                   $11,270                       $11,310
      9/30/97                   $15,598                       $15,065
      9/30/98                   $12,849                       $12,200
      9/30/99                   $14,954                       $14,526
     9/30/2000                  $17,698                       $17,924
     9/30/2001                  $19,645                       $14,122
     9/30/2002                  $20,073                       $12,809
     9/30/2003                  $23,641                       $17,484
     9/30/2004                  $28,448                       $20,766
     9/30/2005                  $33,031                       $24,493

                          AVERAGE ANNUAL TOTAL RETURN

                      1-Year         5-Year        10-Year
                      ------         ------        -------
                      16.11%         13.29%         12.70%

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F2> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service market of the Frank Russell Company.

FMI Common Stock Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of FMI Common Stock Fund, Inc.

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Common Stock Fund, Inc. (the "Fund") at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 28, 2005

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS
September 30, 2005

 SHARES OR
 PRINCIPAL
  AMOUNT                                              COST            VALUE
 ---------                                            ----            -----

COMMON STOCKS -- 98.1% (A)<F4>

COMMERCIAL SERVICES SECTOR -- 15.5%
-----------------------------------
             ADVERTISING/MARKETING SERVICES -- 2.6%
    362,900  ADVO, Inc.                           $ 12,019,013    $ 11,355,141

             MISCELLANEOUS COMMERCIAL SERVICES -- 6.6%
    224,300  ABM Industries Inc.                     3,382,970       4,667,683
    288,300  FTI Consulting, Inc.*<F3>               6,018,506       7,282,458
    203,100  G & K Services, Inc.                    5,958,607       8,000,109
    263,000  Global Imaging
               Systems, Inc.*<F3>                    6,652,708       8,955,150
                                                  ------------    ------------
                                                    22,012,791      28,905,400

             PERSONNEL SERVICES -- 6.3%
    255,800  Korn/Ferry International*<F3>           4,150,375       4,192,562
  1,143,600  MPS Group, Inc.*<F3>                    9,941,128      13,494,480
    375,000  Watson Wyatt &
               Company Holdings                      8,812,855      10,106,250
                                                  ------------    ------------
                                                    22,904,358      27,793,292

CONSUMER DURABLES SECTOR -- 2.9%
--------------------------------
             TOOLS & HARDWARE -- 2.9%
    355,300  Snap-on Inc.                           11,144,257      12,833,436

CONSUMER NON-DURABLES SECTOR -- 5.1%
------------------------------------
             APPAREL/FOOTWEAR -- 3.1%
    345,000  Liz Claiborne, Inc.                    10,636,791      13,565,400

             FOOD: SPECIALTY/CANDY -- 2.0%
    201,800  Lancaster Colony Corp.                  8,208,668       8,677,400

CONSUMER SERVICES SECTOR -- 1.5%
--------------------------------
             PUBLISHING: NEWSPAPERS -- 1.5%
    442,600  Journal
               Communications, Inc.                  6,989,749       6,594,740

DISTRIBUTION SERVICES SECTOR -- 10.1%
-------------------------------------
             ELECTRONICS DISTRIBUTORS -- 5.2%
    515,400  Arrow Electronics, Inc.*<F3>            8,937,698      16,162,944
    139,100  ScanSource, Inc.*<F3>                   6,639,398       6,779,734
                                                  ------------    ------------
                                                    15,577,096      22,942,678

             WHOLESALE DISTRIBUTORS -- 4.9%
    117,000  School Specialty, Inc.*<F3>             4,246,687       5,707,260
    331,500  United Stationers Inc.*<F3>            14,046,897      15,865,590
                                                  ------------    ------------
                                                    18,293,584      21,572,850

ELECTRONIC TECHNOLOGY SECTOR -- 5.8%
------------------------------------
             COMPUTER PERIPHERALS -- 3.7%
    376,700  Imation Corp.                          13,314,971      16,149,129

             ELECTRONIC EQUIPMENT/INSTRUMENTS -- 2.1%
    556,500  Paxar Corp.*<F3>                        7,398,017       9,377,025

ENERGY MINERALS SECTOR -- 2.4%
------------------------------
             OIL & GAS PRODUCTION -- 2.4%
    106,500  Newfield Exploration Co.*<F3>           2,114,550       5,229,150
    150,600  St. Mary Land &
               Exploration Co.                       2,476,603       5,511,960
                                                  ------------    ------------
                                                     4,591,153      10,741,110

FINANCE SECTOR -- 8.8%
----------------------
             INSURANCE BROKERS/SERVICES -- 3.0%
    451,400  Arthur J. Gallagher & Co.              13,119,820      13,004,834

             LIFE/HEALTH INSURANCE -- 3.0%
    325,000  Protective Life Corp.                  10,221,439      13,383,500

             PROPERTY/CASUALTY INSURANCE -- 2.8%
    465,000  Old Republic
               International Corp.                   8,942,810      12,401,550

HEALTH TECHNOLOGY SECTOR -- 4.2%
--------------------------------
             MEDICAL SPECIALTIES -- 4.2%
     69,700  Beckman Coulter, Inc.                   4,461,999       3,762,406
    357,900  Sybron Dental
               Specialties, Inc.*<F3>                7,527,502      14,881,482
                                                  ------------    ------------
                                                    11,989,501      18,643,888

INDUSTRIAL SERVICES SECTOR -- 2.9%
----------------------------------
             ENVIRONMENTAL SERVICES -- 2.9%
     41,100  Duratek Inc.*<F3>                         697,475         751,308
    340,000  Republic Services, Inc.                 6,226,891      11,998,600
                                                  ------------    ------------
                                                     6,924,366      12,749,908

PROCESS INDUSTRIES SECTOR -- 17.0%
----------------------------------
             CHEMICALS: MAJOR DIVERSIFIED -- 2.7%
    425,900  Engelhard Corp.                        11,626,332      11,886,869

             CHEMICALS: SPECIALTY -- 2.8%
    330,500  Albemarle Corp.                         9,538,935      12,459,850

             CONTAINERS/PACKAGING -- 6.5%
    306,000  AptarGroup, Inc.                       10,236,012      15,241,860
    534,700  Bemis Company, Inc.                    14,306,525      13,207,090
                                                  ------------    ------------
                                                    24,542,537      28,448,950

             INDUSTRIAL SPECIALTIES -- 2.7%
     62,000  Minerals
               Technologies Inc.                     2,497,726       3,547,020
    369,800  Valspar Corp.                           8,613,414       8,268,728
                                                  ------------    ------------
                                                    11,111,140      11,815,748

             TEXTILES -- 2.3%
    280,000  Albany
               International Corp.                   8,522,249      10,323,600

PRODUCER MANUFACTURING SECTOR -- 6.6%
-------------------------------------
             BUILDING PRODUCTS -- 3.9%
    304,100  York International Corp.               11,791,535      17,050,887

             ELECTRICAL PRODUCTS -- 1.6%
    239,800  Acuity Brands, Inc.                     6,615,316       7,114,866

             INDUSTRIAL MACHINERY -- 1.1%
    119,900  IDEX Corp.                              2,231,602       5,101,745

RETAIL TRADE SECTOR -- 5.0%
---------------------------
             FOOD RETAIL -- 3.2%
    330,600  Casey's General
               Stores, Inc.                          3,532,763       7,669,920
    268,400  Ruddick Corp.                           5,563,142       6,186,620
                                                  ------------    ------------
                                                     9,095,905      13,856,540

             SPECIALTY STORES -- 1.8%
    379,100  PETCO Animal
               Supplies, Inc.*<F3>                   8,638,268       8,021,756

TECHNOLOGY SERVICES SECTOR -- 4.5%
----------------------------------
             DATA PROCESSING SERVICES -- 4.5%
    796,800  The BISYS Group, Inc.*<F3>             11,590,992      10,701,024
    482,800  eFunds Corp.*<F3>                       8,954,518       9,091,124
                                                  ------------    ------------
                                                    20,545,510      19,792,148

TRANSPORTATION SECTOR -- 4.9%
-----------------------------
             AIR FREIGHT/COURIERS -- 2.3%
    377,000  Pacer International, Inc.               7,463,463       9,937,720

             TRUCKING -- 2.6%
    662,000  Werner Enterprises, Inc.               12,737,307      11,445,980

UTILITIES SECTOR -- 0.9%
------------------------
             ELECTRIC UTILITIES -- 0.9%
    220,600  Pike Electric Corp.*<F3>                3,093,616       4,131,838
                                                  ------------    ------------
             Total common stocks                   351,842,099     432,079,778

SHORT-TERM INVESTMENTS -- 3.3% (A)<F4>

             VARIABLE RATE DEMAND NOTE -- 3.3%
$14,706,367  U.S. Bank, N.A., 3.59%                 14,706,367      14,706,367
                                                  ------------    ------------
             Total short-term
               investments                          14,706,367      14,706,367
                                                  ------------    ------------
                 Total investments                $366,548,466     446,786,145
                                                  ------------
                                                  ------------
             Liabilities, less cash and
               receivables -- (1.4%) (A)<F4>                        (6,116,840)
                                                                  ------------
                 NET ASSETS                                       $440,669,305
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
               ($0.01 par value, indefinite
               shares authorized), offering
               and redemption price
               ($440,669,305 / 16,576,494
               shares outstanding)                                      $26.58
                                                                        ------
                                                                        ------

  *<F3>   Non-income producing security.
(A)<F4>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2005

INCOME:
   Dividends                                                       $ 4,115,359
   Interest                                                            824,819
                                                                   -----------
       Total income                                                  4,940,178
                                                                   -----------
EXPENSES:
   Management fees                                                   4,293,914
   Transfer agent fees                                                 385,261
   Administrative services                                             229,695
   Custodian fees                                                       89,140
   Printing and postage expense                                         82,145
   Professional fees                                                    44,039
   Registration fees                                                    34,601
   Insurance expense                                                    19,881
   Board of Directors fees                                              10,219
   Other expenses                                                       19,114
                                                                   -----------
       Total expenses                                                5,208,009
                                                                   -----------
NET INVESTMENT LOSS                                                   (267,831)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                    37,746,046
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              25,863,930
                                                                   -----------
NET GAIN ON INVESTMENTS                                             63,609,976
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $63,342,145
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2005 and 2004

                                                                                                 2005                2004
                                                                                              ----------          ----------
OPERATIONS:
   Net investment loss                                                                       $   (267,831)       $ (1,176,639)
   Net realized gain on investments                                                            37,746,046          22,007,079
   Net increase in unrealized appreciation on investments                                      25,863,930          36,044,266
                                                                                             ------------        ------------
       Net increase in net assets resulting from operations                                    63,342,145          56,874,706
                                                                                             ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($1.2121 and $0.48428 per share, respectively)       (20,047,301)*<F5>    (5,724,994)*<F5>
                                                                                             ------------        ------------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (2,346,370 and 8,487,388 shares, respectively)                  58,819,177         189,927,760
   Net asset value of shares issued in distributions reinvested
     (832,834 and 259,919 shares, respectively)                                                19,454,999           5,514,081
   Cost of shares redeemed (3,248,869 and 2,942,275 shares, respectively)                     (81,763,402)        (67,646,756)
                                                                                             ------------        ------------
       Net (decrease) increase in net assets derived from Fund share activities                (3,489,226)        127,795,085
                                                                                             ------------        ------------
       TOTAL INCREASE                                                                          39,805,618         178,944,797
NET ASSETS AT THE BEGINNING OF THE YEAR                                                       400,863,687         221,918,890
                                                                                             ------------        ------------
NET ASSETS AT THE END OF THE YEAR
   (Includes undistributed net investment loss of $0 and ($3,966), respectively)             $440,669,305        $400,863,687
                                                                                             ------------        ------------
                                                                                             ------------        ------------

*<F5>  See Note 7

  The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

                                                                        YEARS ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------
                                                     2005           2004           2003           2002           2001
                                                     ----           ----           ----           ----           ----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year                  $24.08         $20.47         $17.38         $19.60         $18.77
Income from investment operations:
   Net investment (loss) income*<F6>                 (0.02)         (0.08)         (0.09)         (0.01)          0.00
   Net realized and unrealized
     gains on investments                             3.73           4.17           3.18           0.47**<F7>     1.90
                                                    ------         ------         ------         ------         ------
Total from investment operations                      3.71           4.09           3.09           0.46           1.90

Less distributions:
   Dividend from net investment income                  --             --             --             --             --
   Distributions from net realized gains             (1.21)         (0.48)            --          (2.68)         (1.07)
                                                    ------         ------         ------         ------         ------
Total from distributions                             (1.21)         (0.48)            --          (2.68)         (1.07)
                                                    ------         ------         ------         ------         ------
Net asset value, end of year                        $26.58         $24.08         $20.47         $17.38         $19.60
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
TOTAL RETURN                                        16.11%         20.33%         17.78%          2.18%         10.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)               440,669        400,864        221,919         93,336         52,049
Ratio of expenses to average net assets              1.21%          1.23%          1.25%          1.14%          1.23%
Ratio of net investment (loss) income
  to average net assets                             (0.06%)        (0.33%)        (0.46%)        (0.03%)         0.00%
Portfolio turnover rate                              34.2%          39.4%          34.0%          28.8%          46.8%

  *<F6> In 2005, 2004, 2003 and 2002, net investment loss per share is calculated using average shares outstanding.
 **<F7> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

  The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Common Stock Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. Effective April 15, 2004, the Fund closed to new investors. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMIa monthly management fee at the annual rate of 1% of the daily net assets of the Fund. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

          Under the management agreement, FMI will reimburse the Fund for expenses over 1.3% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2005.

          In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  DISTRIBUTIONS TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On October 27, 2005, the Fund distributed $9,326,038 from net short-term realized gains ($0.56803 per share) and $28,129,275 from long-term realized gains ($1.71328 per share). The distributions were paid on October 28, 2005 to shareholders of record on October 26, 2005.

(4)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 2005, purchases and proceeds of sales of investment securities (excluding short-term investments) were $138,969,395 and $136,840,596, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 2005, liabilities of the Fund included the following:

          Payable to brokers for investments purchased              $6,094,154
          Payable to FMI for management and administrative fees        338,328
          Due to custodian                                             224,470
          Payable to shareholders for redemptions                       10,118
          Other liabilities                                             71,250

(6)  SOURCES OF NET ASSETS --

          As of September 30, 2005, the sources of net assets were as follows:

          Fund shares issued and outstanding                      $323,035,579
          Net unrealized appreciation on investments                80,237,679
          Undistributed net realized gains on investments           37,396,047
                                                                  ------------
                                                                  $440,669,305
                                                                  ------------
                                                                  ------------

(7)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of September 30, 2005:

                       GROSS          GROSS      NET UNREALIZED    DISTRIBUTABLE   DISTRIBUTABLE
       COST OF      UNREALIZED     UNREALIZED     APPRECIATION       ORDINARY        LONG-TERM
     INVESTMENTS   APPRECIATION   DEPRECIATION   ON INVESTMENTS       INCOME       CAPITAL GAINS
     -----------   ------------   ------------   --------------    -------------   -------------
     $366,607,734   $88,383,004    $8,204,593      $80,178,411      $9,326,038      $28,129,275

          The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

          The tax components of dividends paid during the years ended September 30, 2005 and 2004, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2005, and tax basis post-October losses as of September 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year are:

                        SEPTEMBER 30, 2005                             SEPTEMBER 30, 2004
     ---------------------------------------------------------   -----------------------------
       ORDINARY        LONG-TERM     NET CAPITAL                   ORDINARY        LONG-TERM
        INCOME       CAPITAL GAINS      LOSS      POST-OCTOBER      INCOME       CAPITAL GAINS
     DISTRIBUTIONS   DISTRIBUTIONS   CARRYOVERS      LOSSES      DISTRIBUTIONS   DISTRIBUTIONS
     -------------   -------------   ----------   ------------   -------------   -------------
      $11,746,220     $8,301,081         $--          $--          $938,273       $4,786,721

          For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2005 which is designated as qualifying for the dividends received deduction is 22% (unaudited).

          For shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2005 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 22% (unaudited).

FMI Common Stock Fund, Inc.
DIRECTORS AND OFFICERS

                                                                                                              OTHER
                                         TERM OF           PRINCIPAL                            # OF FUNDS    DIRECTORSHIPS
                             POSITION    OFFICE AND        OCCUPATION(S)                        IN COMPLEX    HELD BY
NAME, AGE                    HELD WITH   LENGTH OF         DURING PAST                          OVERSEEN      DIRECTOR
AND ADDRESS                  THE FUND    TIME SERVED       FIVE YEARS                           BY DIRECTOR   OR OFFICER
-----------                  ---------   -----------       -------------                        -----------   -------------
NON-INTERESTED DIRECTORS
Barry K. Allen, 57           Director    Indefinite Term   Mr. Allen is Executive Vice President     4        Harley-Davidson,
1801 California Street                   Since October     of Qwest Communications International,             Inc., FMI Funds,
Denver, CO 80202                         1996              Inc. (Denver, CO) a global                         Inc. and
                                                           communications company, since                      FMI Mutual Funds,
                                                           September 2002.  From July 2000 to                 Inc.
                                                           September 2002, Mr. Allen was President
                                                           of Allen Enterprises, LLC, (Brookfield,
                                                           WI) a private equity investments
                                                           management company he founded after
                                                           retiring from Ameritech (Chicago, IL)
                                                           in July 2000.

George D. Dalton, 77         Director    Indefinite Term   Mr. Dalton is Chairman and Chief          4        Clark Consulting,
20825 Swenson Drive                      Since January     Executive Officer of NOVO1                         Inc., FMI Funds, Inc.,
Waukesha, WI  53186                      1998              (f/k/a Call_Solutions.com, Inc.,)                  and FMI Mutual
                                                           (Waukesha, WI) a privately held company            Funds, Inc.
                                                           specializing in teleservices call centers
                                                           since January 2000.

Gordon H.                    Director    Indefinite Term   Mr. Gunnlaugsson retired from M&I         4        Renaissance Learning
  Gunnlaugsson, 61                       Since March       Corporation (Milwaukee, WI). He was                Systems, Inc., FMI
c/o Fiduciary                            2001              employed by M&I Corporation from                   Funds, Inc. and FMI
  Management, Inc.                                         June 1, 1970 to December 31, 2000 where            Mutual Funds, Inc.
100 E. Wisconsin Ave.                                      he most recently held the positions of
Suite 2200                                                 Executive Vice President and Chief
Milwaukee, WI 53202                                        Financial Officer.

Paul S. Shain, 42            Director    Indefinite Term   Mr. Shain is Chief Executive Officer of   4        FMI Funds, Inc. and
5520 Research                            Since March       Berbee Information Networks (Madison,              FMI Mutual Funds,
  Park Drive                             2001              WI) a leading provider of e-business               Inc.
Madison, WI  53711                                         development, infrastructure integration
                                                           and application hosting services, and has
                                                           been employed by such firm in various
                                                           capacities since January 2000.

INTERESTED DIRECTORS
Patrick J. English,*<F8> 44  Director    Indefinite Term   Mr. English is President of Fiduciary     3        FMI Funds, Inc.
c/o Fiduciary                            Since January     Management, Inc. and has been employed
  Management, Inc.                       1998              by the Adviser in various capacities
100 E. Wisconsin Ave.        Vice        One Year Term     since December, 1986.
Suite 2200                   President   Since 1996
Milwaukee, WI 53202

Ted D. Kellner,*<F8> 59      Director    Indefinite Term   Mr. Kellner is Chairman of the Board      3        Marshall & Ilsley
c/o Fiduciary                            Since July 1981   and Chief Executive Officer of Fiduciary           Corporation and
  Management, Inc.           President   One Year Term     Management, Inc. which he co-founded               FMI Funds, Inc.
100 E. Wisconsin Ave.        and         Since 1981        in 1980.
Suite 2200                   Treasurer
Milwaukee, WI  53202

Donald S. Wilson,*<F8> 62    Director    Indefinite Term   Mr. Wilson is Vice Chairman, Treasurer    2        FMI Mutual Funds,
c/o Fiduciary                            Since July 1981   and Chief Compliance Officer of                    Inc.
  Management, Inc.           Vice        One Year Term     Fiduciary Management, Inc.
100 E. Wisconsin Ave.        President   Since 1981        which he co-founded in 1980.
Suite 2200                   and
Milwaukee, WI  53202         Secretary

OTHER OFFICERS
Kathleen M. Lauters, 53      Chief       At Discretion     Ms. Lauters has been the Fund's Chief     N/A      None
c/o Fiduciary                Compliance  of Board          Compliance Officer since September 2004.
  Management, Inc.           Officer     Since September   From June 1995 to September 2004 Ms.
100 E. Wisconsin Ave.                    2004              Lauters was employed by Strong Capital
Suite 2200                                                 Management, most recently as Senior
Milwaukee, WI 53202                                        Compliance Analyst.

Camille F. Wildes, 53        Vice        One Year Term     Ms. Wildes is a Vice-President of         N/A      None
c/o Fiduciary                President   Since December    Fiduciary Management, Inc. and has
  Management, Inc.           and         1999              been employed by the Adviser in various
100 E. Wisconsin Ave.        Assistant                     capacities since December, 1982.
Suite 2200                   Treasurer
Milwaukee, WI 53202

*<F8> Messrs. English, Kellner and Wilson are interested directors of the Fund because they are officers of the Fund and the Adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund's website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                          FMI COMMON STOCK FUND, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                 PAUL S. SHAIN
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                     100 East Wisconsin Avenue, Suite 1800
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                                  ---------------------------------------
performance; past performance does not guarantee future results. The investment
---------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Registrant's Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert. Mr. Gunnlaugsson is "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

(a)    Audit Fees

$15,000 (FY 2005) and $14,050 (FY 2004) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)    Tax Fees

$5,000 (FY 2005) and $4,505 (FY 2004) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to registrant's investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)    All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to registrant's investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)   None

(e) (2)   None

(f)    Not applicable.

(g)    See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant's investment adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
------------------------------------------------------------

None.

Item 11. Controls and Procedures.
---------------------------------

(a) The disclosure controls and procedures of the FMI Common Stock Fund, Inc. are periodically evaluated. As of October 7, 2005, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Common Stock Fund, Inc. are periodically evaluated. There were no changes to FMI Common Stock Fund's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

ITEM 12. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto. Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FMI Common Stock Fund, Inc.
     ---------------------------
     Registrant

     By  /s/Ted D. Kellner
         -------------------------------------------
         Ted D. Kellner, Principal Executive Officer

     Date  November 21, 2005
           -----------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Common Stock Fund, Inc.
     ---------------------------
     Registrant

     By  /s/Ted D. Kellner
         --------------------------------------------
         Ted D. Kellner,  Principal Financial Officer

     Date  November 21, 2005
           ------------------------------------------